Exhibit 7.01

Agreement of Joint Filing

Educate, Inc.

In accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree by and among them to the joint filing on behalf of them of a Statement on Schedule 13D and any and all amendments thereto and that this Agreement be included as an Exhibit to such filing.  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which together constitute one instrument.

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of this 2nd day of October, 2006.

/s/ Rudolf Christopher Hoehn-Saric
Rudolf Christopher Hoehn-Saric

/s/ Peter J. Cohen
Peter J. Cohen

/s/ Christopher Paucek
Christopher Paucek

/s/ Steven M. Taslitz
Steven M. Taslitz

/s/ Eric D. Becker
Eric D. Becker

/s/ Douglas L. Becker
Douglas L. Becker

/s/ Merrick M. Elfman
Merrick M. Elfman

Sterling Capital Partners, L.P.
By:	SC Partners, L.P., its general partner
By:	Sterling Capital Partners, LLC, its general partner

By:	/s/ Merrick M. Elfman
Name:Merrick M. Elfman
Title: Senior Managing Director

[Signature Page to Agreement of Joint Filing]

SC Partners, L.P.
	By:	Sterling Capital Partners, LLC, its general partner

By:	/s/ Merrick M. Elfman
Name:Merrick M. Elfman
Title: Senior Managing Director

Sterling Capital Partners, LLC

By:	/s/ Merrick M. Elfman
Name:Merrick M. Elfman
Title: Senior Managing Director

Sterling Capital Partners II, L.P.
	By:	SC Partners II, L.P., its general partner
	By:	Sterling Capital Partners II, LLC, its general partner

By:	/s/ Merrick M. Elfman
Name:Merrick M. Elfman
Title: Senior Managing Director

SC Partners II, L.P.
	By:	Sterling Capital Partners II, LLC, its general partner

By:	/s/ Merrick M. Elfman
Name:Merrick M. Elfman
Title: Senior Managing Director

Sterling Capital Partners II, LLC

By:	/s/ Merrick M. Elfman
Name:Merrick M. Elfman
Title: Senior Managing Director

[Signature Page to Agreement of Joint Filing]

Citigroup Capital Partners II 2006 Citigroup Investment, L.P.
	By:	Citigroup Private Equity LP, its general partner
	By:	Citigroup Alternative Investments LLC, its general partner

By:	/s/ Millie Kim
Name: Millie Kim
Title: Assistant Secretary

Citigroup Capital Partners II Employee Master Fund, L.P.
	By:	Citigroup Private Equity LP, its general partner
	By:	Citigroup Alternative Investments LLC, its general partner

By:	/s/ Millie Kim
Name: Millie Kim
Title: Assistant Secretary

Citigroup Capital Partners II Onshore, L.P.
	By:	Citigroup Private Equity LP, its general partner
	By:	Citigroup Alternative Investments LLC, its general partner

By:	/s/ Millie Kim
Name: Millie Kim
Title: Assistant Secretary

Citigroup Capital Partners II Cayman Holdings, L.P.
	By:	Citigroup Private Equity LP, its general partner
	By:	Citigroup Alternative Investments LLC, its general partner

By:	/s/ Millie Kim
Name: Millie Kim
Title: Assistant Secretary

[Signature Page to Agreement of Joint Filing]

Citigroup Private Equity LP
	By:	Citigroup Alternative Investments LLC, its general partner

By:	/s/ Millie Kim
Name: Millie Kim
Title: Assistant Secretary

Citigroup Alternative Investments LLC

By:	/s/ Millie Kim
Name: Millie Kim
Title: Assistant Secretary

Citigroup Investments Inc.

By:	/s/ Millie Kim
Name: Millie Kim
Title: Assistant Secretary

Citigroup Inc.

By:	/s/ Ali L. Karshan
Name: Ali L. Karshan
Title: Assistant Secretary

[Signature Page to Agreement of Joint Filing]